Exhibit 13.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Yulong Eco-Materials Limited (the “Company”) on Form 6K for the year ended June 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shuai Wang, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 19, 2018

By:	/s/ Jason Shun Yiu Chan
Name: Jason Shun Yiu Chan
Title: Chief Financial Officer